KARSH & COMPANY P.C.
Certified Public Accountants/Litigation Consultants
One Tabor Center  1200 17th Street, Suite 880
Denver, Colorado 80202-5808
(303) 825-1000  FAX (303) 825-8800




December 17, 1997


Securities and Exchange Commission
450 - 5th Street, NW
Washington, D.C. 20549

Re:  Image Software, Inc.
     File Ref. No. 0-12535

We were previously the principal accountants for Image Software, Inc. and under the date of February 11, 1997, we reported on the financial statements of Image Software, Inc. as of and for the years ended December 31, 1996 and 1995. On December 10, 1997, our appointment as principal accountant was terminated. We have read Image Software, Inc.'s statements included under Item 4 of its Form 8-K dated December 10, 1997 and we agree with such statements.

Very Truly Yours,

/s/Karsh & Company, P.C.
Karsh & Company, P.C.